SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:


    [ ]  Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))

    [X]  Definitive Proxy Statement

    [ ]  Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.


                              NETWOLVES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

          ----------------------------------------------------------------------
    (2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
    (3)   Filing Party:

          ----------------------------------------------------------------------
    (4)   Date Filed:

          ----------------------------------------------------------------------

                              NETWOLVES CORPORATION
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 9, 2003
                                 ---------------

To our Shareholders:

     An annual meeting of shareholders will be held at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 on Monday, June 9, 2003 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. To elect one director in Class III to hold office until the 2005 annual meeting of stockholders.

     2. To ratify and approve our 2003 Stock Option/Stock Issuance Plan, as set forth in Exhibit A.

     3. To ratify the appointment by our board of directors of Ernst & Young LLP, as our independent certified public accountants for the year ending June 30, 2003.

     4.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on May 1, 2003, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about May 5, 2003.

                                   By Order of the Board of Directors,

                                           WALTER M. GROTEKE
                                         Chairman of the Board

Dated:  May 5, 2003
Tampa, Florida

                              NETWOLVES CORPORATION
                           4002 Eisenhower Boulevard
                              Tampa, Florida 33634

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                              Monday, June 9, 2003
                                 ---------------


     Our Annual Meeting of Shareholders will be held on Monday, June 9, 2003 at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                                ABOUT THE MEETING

What is being considered at the meeting?

     You will be voting on the following:
--   election of one director;
--   approval of our 2003 Stock Option/Stock Issuance Plan ("2003 Plan"); and
-- ratification of the appointment of Ernst & Young LLP as our independent certified public accountants.

In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on May 1, 2003. Each share of stock is entitled to one vote.

How do I vote?

     You can vote in two ways:
--   by attending the meeting in person; or
--   by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors; FOR the 2003 Stock Plan; and FOR the appointment of our independent certified public accountants.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors, appointment of auditors and approval of our 2003 Stock Plan, as these matters are considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our common stock and Series A Stock and Series B Stock as of May 1, 2003 must be present at the meeting. This is referred to as a quorum. On May 1, 2003, there were 12,907,119 shares outstanding of common stock and entitled to vote, 269,462 shares of Series A Preferred Stock ("Series A Stock") and 290,663 shares of Series B Preferred Stock ("Series B Stock") entitled to vote. Each share of common stock entitles the holder to one vote per share and each share of Series A Stock and Series B Stock entitles the holder to ten votes per share, with holders of common stock, Series A Stock and Series B Stock voting together as a single class.

What vote is required to approve each item?

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the election of directors, appointment of our independent certified public accountants and the 2003 Stock Plan. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of four directors as set forth below.

          Class I                    Class II                Class III
          -------                    --------                ---------
(To serve until the Annual (To serve until the Annual (To serve until the Annual
Meeting of Shareholders     Meeting of Shareholders     Meeting of Shareholders
          in 2003)                   in 2004)                in 2005)
--------------------------  -------------------------  -------------------------
Walter R. Groteke             Myron Levy (1)(2)        Carlos Campbell (1)(2)
Fassil Gabremariam (1)(2)     Walter M. Groteke

---------
(1)  Member of Audit Committee
(2)  Member of Compensation committee

     Mr. Carlos Campbell is to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders in 2005 or until his successor is duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as a director of the aforesaid nominee (who is now a director) unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the board of directors. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

     Carlos Campbell (65) has been a director of the Company since January, 2003. Mr. Campbell currently operates a consulting business in Reston, Virginia and serves on the Board of Directors for Resource America, Inc. and Pico Holdings, Inc., both NASDAQ companies. He also serves on the Board of Directors for the Board of Advisors for Passport Health, Inc. He has previously served on the Board of Directors for Dominion Bank, Graphic Scanning, Inc., both NYSE companies, Cataract, Inc., Computer Dynamics, Inc., SENSYS, Inc. and numerous other corporations. In 1981, Mr. Campbell was appointed by President Ronald Reagan as the Assistant Secretary of Commerce for Economic Development with the U.S. Department of Commerce. He served as the White House Urban Policy Task Force and the President's Counsel on Integrity and Efficiency, and as a Member of the U.S. Department of the Treasury Task Force on Debt Management. He led numerous Trade Delegations and participated in forums in Europe, Africa, the Caribbean and South America. He also held positions as the alternate U.S. Executive Director, Inter- American Development Bank, Special Assistant, U.S. Department of Housing and Urban Development, and Deputy Assistant Administrator for Resources Development, American Bicentennial Administration. He also served with the Defense Intelligence Agency Headquarters in Washington, D.C.

     Walter M. Groteke (33), a co-founder of the Company, has been Chairman of the Board, Chief Executive Officer and a director of the Company since June 1998. Mr. Groteke is responsible for planning, developing and establishing policies and business objectives for the Company. From June 1995 until 1997, Mr. Groteke was regional business development manager for Techmatics, Inc., an information systems Department of Defense contractor. From May 1993 to June 1995, Mr. Groteke was senior account manager for NYNEX's strategic account management program.

     Walter R. Groteke (56) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994. Mr. Groteke is the father of Walter M. Groteke.

     Myron Levy (62) has been a director of the Company and chairman of our audit committee since November 2000. Mr. Levy is a certified public accountant and has been President of Herley Industries, Inc., a NASDAQ National Market Company, since June 1993 and Chief Executive Officer since July 2001. He has been employed by Herley since October 1988 having held various executive positions. For the ten years prior to joining Herley, Mr. Levy was employed in various executive capacities, including Vice President, of Griffon Corporation, a New York Stock Exchange company.

     Fassil Gabremariam ( 58 ) has been a director of the Company since January 2003. Prior to joining us, Mr. Gabremariam served as Vice President of Finance with GTE Corporation for 25 years both in domestic and international assignments including manufacturing, auditing, information technology and telecommunication services. Mr. Gabremariam is a highly respected member of the Tampa Bay community. In 1994 he was appointed Commissioner of the Tampa Port Authority and was re-appointed in 1999 by Governor Jeb Bush where he served until 2001. He has served on several prestigious boards including the Technology Board of
Enterprise Florida, the Merchants Association, the University Community Hospital, and The United Way. Mr. Gabremariam is also a member of the Board of Trustees of the University of Tampa, the Council on Foreign Relations, and the Society of International Business Fellows. In October 2002, he was appointed by the Federal Reserve in Washington D.C. to a three-year term as Board Member of the Jacksonville branch of the Federal Reserve representing north central Florida.

Directors' Compensation

     Directors who are not our employees receive an annual fee of $15,000 payable in cash or our stock and a fee of $1,500 for each board of directors or committee meeting attended.

     During the fiscal year ended June 30, 2002 there were

     --   four meetings of the Board of Directors,
     --   three meetings of the audit committee, and
     --   one meeting of the compensation committee.

     Our audit committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The committee recommends to the board the appointment of our independent public accountants. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. Our compensation committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee

Report on Executive Compensation." We have no standing nominating committee. Each director attended or participated in at least 75% of the meetings of the board of directors and the committees on which he served.

                                 STOCK OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of the Company, as of March 31, 2003, of (i) each person known by the Company to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of the Company's executive officers and directors and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

                                    Common Stock
                                    Beneficially              % of Outstanding
Name of Beneficial Owner (9)           Owned                        Shares
----------------------------       -------------              ----------------
Pequot Capital Management, Inc.       1,200,000                      8.0%
Credit Suisse Warburg Pincus          1,000,000                      6.7%
Emerging Growth Fund                  1,000,000                      6.7%
Westbury Bermuda Ltd.                 1,000,000                      5.7%
Walter M. Groteke                     1,478,064  (1)                 9.9%
Walter R. Groteke                       625,000  (2)                 4.2%
Peter C. Castle                         385,000  (3)                 2.6%
Myron Levy                               70,000  (4)                  *
Carlos Campbell                          50,000  (5)                  *
Fassil Gabremariam                       50,000  (5)                  *
Executive officers and
  directors as a group (5 persons)    2,658,064                     17.7%

*  less than one percent (1%)

(1) Includes options to purchase 450,000 shares of common stock at $5.00 per share, options to purchase 400,000 shares of common stock at $4.00 per share and warrants to purchase 200,000 shares of common stock at $1.63 per share. Does not include unvested options to purchase 500,000 shares of common stock at $1.20 per share.
(2) Includes options to purchase 100,000 shares at $5.00 per share, options to purchase 200,000 shares of common stock at $4.00 per share and warrants to purchase 200,000 shares at $1.63 per share. Does not include unvested options to purchase 250,000 shares of common stock at $1.20 per share.
(3) Includes options to purchase 40,000 shares of common stock at $5.00 per share, warrants to purchase 65,000 shares of common stock at $12.00 per share, options to purchase 75,000 shares of common stock at $5.00 per share and options to purchase 200,000 shares at $4.00 per share. Does not include unvested options to purchase 250,000 shares of commons tock at $1.20 per share.
(4) Includes warrants to purchase 50,000 shares of common stock at $5.00 per share and options issued to purchase 15,000 shares of common stock at $4.82 per share.
(5) Represents warrants to purchase 50,000 shares of common stock at $1.00 per share.


                                   MANAGEMENT

Our Officers

     Our officers are:

  Name                        Age             Position
  ----                        ---             --------
  Walter M. Groteke           33        Chairman of the Board, President and
                                        Chief Executive Officer
  Walter R. Groteke           56        Vice President - Sales and Marketing
  Peter C. Castle             34        Vice President-Finance, Treasurer
                                        and Secretary
----------

     Peter C. Castle has been our Vice President-Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998, Mr. Castle was the Southeast Regional Finance Manager for Megellan Health Service, Inc., a $1.6 billion managed behavioral care company based in Georgia. Prior thereto, Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and each of the other executive officers of the Company who received more than $100,000 for services rendered during fiscal 2002. No bonuses or options were issued to any executive officer in fiscal 2002.

                          Summary Compensation Table

                                        Annual Compensation           Long Term Compensation
                             ---------------------------------------- -----------------------
                                                                                   Securities
                                                                       Restricted  underlying
                             Fiscal                     Other annual     stock       options
Name and principal position   year    Salary   Bonus   compensation(1)   awards     warrants
---------------------------  ------   ------   -----   --------------- ----------  ----------
Walter M. Groteke             2002   $275,000  $   -        $   -        $  -       $   -
 Chairman and Chief Executive 2001    238,750      -            -           -        850,000
  Officer                     2000    130,000      -            -           -           -

Walter R. Groteke             2002   $175,000  $   -        $   -        $  -       $   -
 Senior Vice President        2001    161,250      -            -           -        300,000
                              2000    154,740      -            -           -           -

Peter C. Castle               2002   $150,000  $   -        $   -        $  -       $   -
 Treasurer, Secretary and     2001    138,750      -            -           -        275,000
  Vice President Finance      2000     97,620      -            -           -         65,000
------


                                       7

(1) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2002 and unexercised options held as of June 30, 2002 by our Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in fiscal 2002. The value of unexercised in-the-money options is calculated at June 30, 2002.

                                           Number of securities            Value of unexercised
                                          underlying unexercised               in-the-money
                   Shares                    options at fiscal               options at fiscal
                  acquired                     year end (#)                    year end ($) (1)
                    on           Value
Name              exercise       realized      Exercisable       Unexercisable     Exercisable      Unexercisable
----              --------       --------      -----------       -------------     -----------      -------------
                    (#)            ($)
                    ---            ---
Walter M. Groteke   -               -           1,050,000               -             $       -         $      -
Walter R. Groteke   -               -             500,000               -                     -                -
Peter C. Castle     -               -             380,000               -                     -                -

     (1) Based upon the closing price of common stock of $1.50 on June 30, 2002.

Employment Agreements

     Effective October 2000, we entered into employment agreements with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. Change of control is principally defined as the acquisition of 30% or more of our voting power or consummation of a merger, consolidation, reorganization or sale of all or substantially all of our assets without board approval; or the change in a majority of our directors without approval by the incumbent board. Termination for change of control under these agreements will result in the acceleration of compensation payments through the term of the agreements and the immediate vesting of all unvested options. The specific terms of the agreements are as follows:

     -- The agreement with the Walter M. Groteke, Chairman and Chief Executive Officer, is for a term of five years at an annual salary of $275,000 subject to cost of living increments.

     -- The agreement with the Walter R. Groteke, Senior Vice President, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $175,000.

     -- The agreement with the Peter C. Castle, Treasurer, Secretary and Vice President of Finance, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $150,000.

 Certain Transactions

     On July 10, 2002, we received advances from four individuals, one of whom is our CEO and another who is a director, aggregating $600,000. The $300,000 borrowed from the unrelated parties has been repaid while the $300,000 payable to our CEO and a director remains outstanding. These advances, which were used to acquire Norstan Network Services, are non-interest bearing, due on demand and have no scheduled repayment terms.

Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our board of directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally five to ten years and is determined at the time of grant by our board of directors or its compensation committee. The participants in these plans are officers, directors, employees and consultants of the company and its subsidiaries or affiliates.

------------------------------- ----------------------------- ----------------------------- ------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- ------------------------
Plan category                   Number of                     Weighted-                     Number of securities
                                Securities to be              average exercise              remaining available for
                                issued upon                   price of                      future issuance under
                                exercise of outstanding       outstanding                   equity compensation
                                options, warrants             options, warrants             plans (excluding
                                and rights                    and rights                    securities reflected in
                                                                                            column (a))
------------------------------- ----------------------------- ----------------------------- ------------------------
Equity
compensation                          3,642,700                     $2.82                          2,607,300
plans approved
by security
holders
------------------------------- ----------------------------- ----------------------------- ------------------------
Equity
compensation                            113,500                     $6.94                            169,000
plans not
approved by
security  holders
------------------------------- ----------------------------- ----------------------------- ------------------------
Total                                 3,756,200                     $2.94                          2,776,300
------------------------------- ----------------------------- ----------------------------- ------------------------

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by New York law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2002, our compensation committee consisted of Messrs. Cannavino, Levy and Walter R. Groteke. Except for Walter R. Groteke, who is an officer of the Company, none of these persons were officers or employees during fiscal 2002. Our current compensation committee consists of Myron Levy, Fassil Gabremariam and Carlos Campbell.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the compensation committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2002 is furnished by the directors who comprised the compensation committee during fiscal 2002.

General Policies

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the compensation committee under Stock Option Plans. The committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the compensation committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the compensation committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     The compensation committee did not make any determinations on executive compensation during fiscal 2002 since the executive officers are covered by prior employment agreements and no bonuses nor stock options were awarded to executive officers during fiscal 2002.

     Our compensation committee (for 2002):

           Myron Levy, Chairman
           James A. Cannavino*
           Walter R. Groteke*
-------
*Replaced by Fassil Gabremariam and Carlos Campbell



                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to the Company's shareholders during the period indicated as well as an overall stock market index (S & P SmallCap 600 Index) and the Company's peer group index (S & P Computer Software & Services):



NETWOLVES CORP

                                              Cumulative Total
                                                   Return
                                     3/1/99   6/99    6/00    6/01    6/02
                                     ------  ------  -----   ------  ------
NETWOLVES CORPORATION                100.00  182.00   80.50   26.24   11.92
S & P SMALLCAP 600                   100.00  101.29  132.38  130.69  159.40
S & P SMALLCAP 600 SYSTEMS SOFTWARE  100.00  137.77  199.67  150.65   88.47

                             AUDIT COMMITTEE REPORT

     The board of directors has appointed an audit committee consisting of three non-employee directors. The current members of the audit committee satisfy the independence requirements and other established criteria by Nasdaq Stock Market, Inc. listing standards.

     As required by its written charter, which sets forth its responsibilities and duties, the audit committee reviewed and discussed our audited financial statements as of and for the year ended June 30, 2002 with management.

     The audit committee reviewed and discussed with representatives of Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The audit committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Ernst & Young LLP their independence.

     The audit committee has also reviewed and discussed the fees paid to Ernst & Young LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP's independence and concluded that it is.

     The audit committee (for 2002):

          Myron Levy (Chairman)
          James A. Cannavino*
-------
*Replaced by Fassil Gabremariam and Carlos Campbell


                                   AUDIT FEES

Audit Fees

     For fiscal 2002, Ernst & Young LLP's audit fees were approximately $65,000.

All Other Fees

     Ernst & Young LLP did not render any other services during fiscal 2002.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2001.

                                  PROPOSAL TWO

                   PROPOSAL TO ADOPT THE NETWOLVES CORPORATION
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

Introduction

     At the meeting, you will be asked to adopt the NetWolves Corporation 2003 Stock Option/Stock Issuance Plan (the "2003 Stock Plan"). The board adopted the 2003 Stock Plan in April 2003, subject to stockholder approval, covering 2,400,000 shares.

     We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf. Our directors, officers, other employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2003 Stock Plan. We believe that the 2003
Stock Plan has been and will continue to be an important part of our compensation of directors, officers, employees and consultants. If approved by our shareholders, we intend to issue 1,400,000 restricted shares of our common stock under the plan to our four executive officers, Walter M. Groteke, Peter C. Castle, Scott Foote and Walter R. Groteke. Because of the discretionary nature of grants under the 2003 Stock Plan, the numbers, names and positions of other persons who may be granted awards under the 2003 Stock Plan and the awards that might be granted to them are not known as this time.

     The 2003 Stock Plan is set forth as Exhibit A to this proxy statement. The principal features of the 2003 Stock Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2003 Stock Plan.

Stock Subject to the 2003 Stock Plan

     The stock to be offered under the 2003 Stock Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The 2003 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2003 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the board of directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Payment for the shares may be made in cash or check payable to us, or for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments. As of March 31, 2003, no options or shares had been issued under the 2003 Stock Plan.

Administration of the 2003 Stock Plan

     The 2003 Stock Plan is to be administered by our board of directors, the a compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2003 Stock Plan.

     Subject to the terms of the 2003 Stock Plan, the board or the committee may determine and designate the individuals who are to be granted stock options or qualify to purchase shares of common stock under the 2003 Stock Plan, the number of shares to be subject to options or to be purchased and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2003 Stock Plan and to prescribe, amend and rescind the rules and regulations relating to the 2003 Stock Plan. The committee may amend or modify any grant in any manner not inconsistent with the terms of the 2003 Stock Plan.

Grant of Options

     Our directors, officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2003 Stock Plan.

     The options granted under the 2003 Stock Plan are non-qualified stock options. The exercise price for the options will be not less than the market value of our common stock on the date of grant of the stock option. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital.

Exercise of Stock Options

     Stock options granted under the 2003 Stock Plan shall expire not later than five years from the date of grant.

     Stock options granted under the 2003 Stock Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within twelve months after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within twelve months after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of twelve months from the date of death. In the case of clauses (1) and
(3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Stock Issuance Program

     Shares of common stock may, upon request by a participant, be issued at the discretion of the board or committee under the stock issuance program through direct and immediate issuances. Each such stock issuance shall comply with the terms specified below.

          Purchase Price
          --------------

          a. The purchase price per share shall be fixed by the board of directors or committee but shall not be less than the fair market value per share of common stock on the issue date.

          b. Subject to the provisions of the 2003 Stock Plan, shares of common stock may be issued for any of the following items of consideration which the board or committee may deem appropriate in each individual instance:

               (i)  cash or check made payable to us; or

               (ii) past services rendered to us (or any parent or subsidiary).

          Vesting Provisions
          ------------------

          a. Shares of common stock issued under the stock issuance program shall vest at the discretion of the board or committee.

          b. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the stock issuance program. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Change in Control

     All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the company is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation or dissolution of the company. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor company (or parent thereof) in the corporate transaction or (ii) such option is to be replaced with a cash incentive program of the successor company which preserves the spread existing on the unvested option shares at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the board or committee at the time of the option grant.

U.S. Federal Tax Matters

     Restricted Stock. Employees generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. We are entitled to a corresponding tax deduction at the same time.

     Stock Options. Stock options may be granted in the form of incentive stock options or non-qualified stock options. Incentive stock options are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the "Code"). To meet the Code requirements, the maximum value of incentive stock options that first become exercisable in any one year is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of a stock option (whether an incentive stock option or non-qualified stock option). At the time of exercise of a non-qualified stock option, the holder will realize compensation income in the amount of the spread between the exercise price of the option and the fair market value of our stock on the date of exercise. At the time of exercise of an incentive stock option, no compensation income is realized other than "tax preference income" for purposes of the alternative minimum tax. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of the incentive stock option are disposed of within less than two years after grant or one year of exercise, the holder will realized compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. We will generally be entitled to a deduction under the Code at the time equal to the amount of compensation income realized by the holder of an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our highly qualified officers, employees, directors and consultants by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the votes cast on this proposal in person or by proxy at the Annual Meeting is required for approval by stockholders of the 2003 Stock Plan. If approved by our shareholders, we intend to issue 1,400,000 restricted shares of our common stock under the 2003 Stock Plan to our four executive officers, Walter M. Groteke, Peter C. Castle, Scott Foote and Walter R. Groteke.

     We recommend a vote FOR approval of the 2003 Stock Plan.


                                 PROPOSAL THREE

          PROPOSAL TO APPOINT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

General

     The board of directors, upon the recommendation of the audit committee, recommends that the stockholders approve the appointment of Ernst & Young LLP as our company's independent certified public accountants to examine our financial statements for the fiscal/calendar year ending June 30, 2003.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the votes cast at the Annual Meeting. The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent certified public accountants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acted as our independent certified public accountants for the fiscal year ended June 30, 2002 and has been selected by the board of directors, upon the recommendation of the audit committee, to continue to act as our independent certified public accountants for the 2003 fiscal year.

     A representative of Ernst & Young LLP plans to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2001 and our report on Form 10-Q for the six months ended December 31, 2002 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     We must receive stockholder proposals with respect to our next annual meeting of shareholders no later than October 1, 2003 to be considered for inclusion in our next Proxy Statement.

                               By Order of the Board of Directors,

                                       WALTER M. GROTEKE
                                     Chairman of the Board

Dated: May 5, 2003
Tampa, Florida

                                                                       Exhibit A

          NETWOLVES CORPORATION, 2003 STOCK OPTION/STOCK ISSUANCE PLAN
          ------------------------------------------------------------

I.   GENERAL PROVISIONS
     ------------------

A.   PURPOSE OF THE PLAN
     -------------------

     This 2003 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of NetWolves Corporation, a New York corporation ("Corporation"), by providing eligible persons in the employ or service of the Corporation or its affiliates with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the attached Appendix.

B.   STRUCTURE OF THE PLAN
     ---------------------

     The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionees") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Stock Issuance Program under which eligible persons ("Participants") may, at the discretion of the Board, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.   ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the Corporation's Board of Directors ("Board"), or in the discretion of the Board, a committee consisting of no less than two Non-Employee Directors or persons meeting such other requirements as may be imposed by Rule 16(b) under the 1934 Act ("Committee").

     The Board or Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

D.   ELIGIBILITY
     -----------

     The persons eligible to participate in the Plan are:

1.   Employees;

2. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

3. consultants and other independent advisors who provide services to the Corporation, or any parent or subsidiary of the Corporation.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, described in Article Two below, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, described in Article Three, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Stock Issuance Program.

E.   STOCK SUBJECT TO THE PLAN
     -------------------------

     The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the Plan is 2,400,000 shares.

     Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full, or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan.

     If there is any change to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

                            II. OPTION GRANT PROGRAM
                                --------------------

A.   OPTION TERMS
     ------------

     Each option shall be evidenced by one or more documents in the form approved by the Board, and which shall be subject to the provisions of the Plan.

     1.   Exercise Price.

               a. The exercise price per share shall be fixed by the Board in accordance with the following provisions:

                    (i) The exercise  price per share shall not be less than the
               Fair Market Value per share of common stock on the option grant date.

                    (ii) If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date for Incentive Options.

               b. The exercise price is payable in cash or check made payable to the Corporation upon exercise of the option, subject to the provisions of Section I of Article Four and the documents evidencing the option. If the common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended ("34 Act") at the time the option is exercised, then the exercise price may also be paid as follows:

                    (i) in shares of common stock held for the requisite  period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (ii) to the  extent  the  option  is  exercised  for  vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (x) to a Corporation- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the foregoing sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board or Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of five (5) years measured from the option grant date.

     3. Effect of Termination of Service.

               a. The following provisions shall govern the exercise of any vested option held by the Optionee at the time of cessation of Optionee's employment or rendering of services to the Corporation (collectively "Service") or death:

                    (i) Should the  Optionee  cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each option held by such Optionee to the extent exercisable on the date of such termination.

                    (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee to the extent exercisable on the date of such termination.

                    (iii) If the  Optionee  dies while  holding  an  outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option to the extent exercisable on the date of such termination.

                    (iv) Under no circumstances,  however, shall any such option be exercisable after the specified expiration of the option term.

                    (v) All vested  options shall  terminate upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term.


               b. The Board or Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as it shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     4. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person exercise the option, pays the exercise price and becomes the recordholder of the purchased shares.

     5. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or, following the Optionee's death, by the laws of descent and distribution.

B.   CORPORATE TRANSACTION
     ---------------------

     1. All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the Corporation is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

     2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     3. The Board or Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     4. The Board or Committee shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than misconduct ("Involuntary Termination") within a designated period (not to exceed one year) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term.

     5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000.00) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                           III. STOCK ISSUANCE PROGRAM
                                ----------------------

A.   STOCK ISSUANCE TERMS
     --------------------

     Shares of common stock may, upon request by a Participant, be issued at the discretion of the Board or Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall comply with the terms specified below.

     1.   Purchase Price.

          a. The purchase price per share shall be fixed by the Board or Committee but shall not be less than the Fair Market Value per share of common stock on the issue date.

          b. Subject to the provisions of Section A of Article IV, shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Board may deem appropriate in each individual instance:

               (i)  cash or check made payable to the Corporation, or

               (ii) past services  rendered to the Corporation (or any Parent or
                    Subsidiary).

     2.   Vesting Provisions.

          a. Shares of common stock issued under the Stock Issuance Program shall vest at the discretion of the Board of Directors or Committee.

          b. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.


                                IV. MISCELLANEOUS
                                -----------------

A.   FINANCING
     ---------

     The Board or Committee may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Board in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.   ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of common stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to options shall, to the extent deemed appropriate by the committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of common stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of common stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a change of control, at the option of the board of directors or committee, (a) all options outstanding on the date of such change of control shall, for a period of sixty days following such change of control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty days after such change of control any option or portion of any option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares under the option.

C.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     1. The Plan shall become effective on April 1, 2003, provided that no Incentive Options may be granted unless the Plan is first approved by the Corporation's stockholders. The Board may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

D.   AMENDMENT OF THE PLAN
     ---------------------

     The Board or Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

E.   WITHHOLDING
     -----------

     The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance of shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

F.   REGULATORY APPROVALS
     --------------------

     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

G.   NO EMPLOYMENT OR SERVICE RIGHTS
     -------------------------------

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

The following definitions shall be in effect under the Plan:

Board shall mean the Corporation's Board of Directors.

Change of Control shall mean:

          (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as defined in the plan), are elected within any single 12-month period to serve on the board of directors; or

          (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under subparagraphs
          (i), (ii) or (iii) of this paragraph (b), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Code shall mean the Internal Revenue Code of 1986, as amended.

Common Stock shall mean the Corporation's common stock, $.0033 par value.

Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (ii) the sale, transfer or other disposition of all or substantially all of
the  Corporation's   assets  in  complete  liquidation  or  dissolution  of  the
Corporation.

Corporation shall mean NetWolves Corporation, a New York corporation.

Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Eligibility.  Incentive Options may only be granted to Employees.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on which the option shall have been exercised.

Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the common stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Incentive  Option shall mean an option which satisfies the  requirements of Code
Section 422.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).
1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Non-Employee Director shall have the meaning provided under Rule 16(b) or any successor rule under the 1934 Act.

Non-Statutory   Option  shall  mean  an  option  not  intended  to  satisfy  the requirements of Code Section 422.

Option Agreement shall mean the option agreement issued pursuant to the Grant Notice.

Option Shares shall mean the number of shares of common stock subject to the option.

Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Plan shall mean the Corporation's 2003 Stock Option/Stock Issuance Plan.

Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Purchase Agreement shall mean the stock purchase agreement pursuant to the Grant Notice.

Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Stock Exchange shall mean the American Stock Exchange, the New York Stock Exchange or the NASDAQ SmallCap or National Market.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Vesting Commencement Date shall mean the date on which the Option Shares commences to vest as specified in the Grant Notice.

Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  JUNE 9, 2003

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual
Meeting of Shareholders scheduled to be held on JUNE 9, 2003 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

     The Board of Directors recommends a vote FOR the election of the director.

     1. Election of the following nominee:

               NOMINEE:       Carlos Campbell

          [   ]  FOR the nominee listed      [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

     2. Approval of the Company's 2003 Stock Option/Stock Issuance Plan, as set forth in Exhibit A to the Proxy Statement.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]

     3. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2003.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]


     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________ , 2003

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  JUNE 9, 2003

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES A CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on JUNE 9, 2003 and any adjournments thereof.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

     The Board of Directors recommends a vote FOR the election of the director.

     1.   Election of the following nominee:

               NOMINEE:       Carlos Campbell

          [   ]  FOR the nominee listed      [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

     2. Approval of the Company's 2003 Stock Option/Stock Issuance Plan, as set forth in Exhibit A to the Proxy Statement.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]

     3. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2003.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]


     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________ , 2003

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  JUNE 9, 2003

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES B CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on JUNE 9, 2003 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

     The Board of Directors recommends a vote FOR the election of the director.

     1.   Election of the following nominee:

               NOMINEE:       Carlos Campbell

          [   ]  FOR the nominee listed      [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

     2. Approval of the Company's 2003 Stock Option/Stock Issuance Plan, as set forth in Exhibit A to the Proxy Statement.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]

     3. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2003.

          FOR  [    ]         AGAINST  [    ]          ABSTAIN   [    ]


     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________ , 2003